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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 18, 2000


    CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of February 29, 2000, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 2000-A Revolving Home Equity Loan Asset Backed Certificates, Series 2000-A).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-84365                 95-4596514
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)



           4500 Park Granada
           Calabasas, California                           91302
         -------------------------                      ----------
           (Address of Principal                        (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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

Incorporation of Certain Documents by Reference
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Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19,
1996), the Company will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999 and for the periods ending September 30, 1999 and September 30, 1998 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of December 31, 1999 and for the periods ending December 31, 1999 and December 31, 1998 contained in the press release issued on January 26, 2000 included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 27, 2000). Such financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 2000-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP ("KPMG") to the use of their name in such prospectus supplement. The consent of KPMG is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

23                Consent of KPMG LLP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By: /s/ Michael Muir
                                             --------------------------
                                             Michael Muir
                                             Vice President



Dated:  February 18, 2000

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Exhibit Index
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Exhibit                                                                  Page
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23                Consent of KPMG LLP                                      6

                                  Exhibit 23


                         Independent Auditors' Consent


The Board of Directors
Ambac Assurance Corporation:


     We consent to the incorporation by reference in the registration statement (No. 333-84365) of CWABS, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated February 18, 2000, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                                              /s/ KPMG LLP

New York, New York
February 18, 2000